EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

I, Gary Copperud, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of It’s Burger Time Restaurant Group, Inc. for the quarter ended June 28, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of It’s Burger Time Restaurant Group, Inc.

Date: August 21, 2015	By:	/s/ Gary Copperud
Gary Copperud
President, Principal Executive Officer and Principal Financial Officer

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* The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section 1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.